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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               November 10, 2000

                ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
                   NV                             333-93915                      88-0454146
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)



     639 Isbell Road, Suite 390-1
               Reno, NV                                                              89509
---------------------------------------                                ------------------------------
(Address of Principal Executive Offices)                                           (Zip Code)
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        Registrant's telephone number, including area code 775-823-3080
                                                           ------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 7.  Financial Statements and Exhibits


         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on November 10, 2000 relating to the Equipment Receivables Asset-Backed Notes, Series 2000-1, prepared by the Servicer and sent to the Trustee pursuant to Section 2.01(a) of the Series 2000-1 Transfer and Servicing agreement dated as of March 1, 2000 covering the period of October 1, 2000 through October 31, 2000.


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                                            SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                ADVANTA EQUIPMENT RECEIVALBES SERIES 2000-1 LLC, As Registrant

                                By       /s/  KIRK WEILER
                                             ----------------

                                Name:    Kirk Weiler
                                Title:   Manager

Dated:   November 10, 2000



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                                  Exhibit Index
Exhibit No.                                                                                      Page
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
 21.1                      Monthly Servicer's Certificate dated November 10,                       8
                           2000 prepared by the Servicer and sent to the Trustee
                           pursuant to Section 2.01 (a) of the Series 2000-1
                           Transfer and Servicing Agreement covering the period
                           of October 1, 2000 through October 31, 2000.
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